UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 1, 2006
                                                    ----------------


                              Snap-on Incorporated
             (Exact name of registrant as specified in its charter)


         Delaware                      1-7724                    39-0622040
         --------                      ------                    ----------
(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)      File Number)             Identification No.)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
          -------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (262) 656-5200
                                                    --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01    Other Events
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On February 1, 2006, Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Increases Quarterly Dividend 8%." The text of the press release is filed herewith as Exhibit 99 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits (furnished pursuant to Item 8.01)
---------    -------------------------------------------------------------------

(c) Exhibits

      99     Press Release of Snap-on Incorporated, dated February 1, 2006







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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   SNAP-ON INCORPORATED

Date: February 1, 2006             By:        /s/ Martin M. Ellen
                                      ------------------------------------------
                                   Martin M. Ellen, Principal Financial Officer,
                                   Senior Vice President - Finance and
                                   Chief Financial Officer







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

                                  EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------

    99 Press Release of Snap-on Incorporated, dated February 1, 2006, entitled "Snap-on Increases Quarterly Dividend 8%."